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                                                                   EXHIBIT 10.3

                              EIGHTH AMENDMENT OF
                    FACTORING, CREDIT AND SECURITY AGREEMENT

        This Eighth Amendment of Factoring, Credit and Security Agreement (this "Amendment") is made as of June 23, 1997, by and between SIRENA APPAREL GROUP ("Sirena") and HELLER FINANCIAL, INC. ("Heller") and amends that certain Factoring, Credit and Security Agreement dated as of August 19, 1994, between Sirena and Heller, as amended from time to time (the "Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

        Whereas, Sirena and Heller entered into the Agreement; and

        Whereas, Sirena and Heller desire to amend certain terms of the Agreement as set forth below;

        Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                              SECTION 1. AMENDMENT

        1.1 Delete subsection 2.3 in its entirety and substitute the following new subsection:

        2.3 Factoring Fees. At the time Heller purchases an Account from Sirena, Sirena will pay a factoring fee equal to six-tenths of one percent (.60%) of the Net Amount of such Account. If Sirena factors a credit memo relating to an Account for which Sirena paid a factoring fee, Heller will refund a portion of the factoring fee pro rated according to the amount of the credit memo.

                      SECTION 2. RATIFICATION OF AGREEMENT

        2.1 To induce Heller to enter into this Amendment, Sirena represents and warrants that after giving effect to this Amendment no violation of the terms of the Agreement exist and all representations and warranties contained in the Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

        2.2 Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement are unchanged, and said agreement, as amended, shall remain in full force and effect and is hereby confirmed and ratified.

                     SECTION 3. COUNTERPARTS; EFFECTIVENESS

        This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by Sirena and Heller.

                            SECTION 4. GOVERNING LAW

        THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

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        Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

HELLER FINANCIAL, INC.                  SIRENA APPAREL GROUP


By: /s/ [SIG]                           By: /s/ [SIG]
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Title: SR. V.P. 7/24/97                 Title: EOP, CFO
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